UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 24, 2021
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Colony Bankcorp, Inc. (the "Company") held its 2021 annual meeting of shareholders (the "Annual Meeting"). As of March 26, 2021, the record date for the Annual Meeting, 9,498,783 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. A total of 7,501,489 shares, or 78.97% of Colony's common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company's shareholders voted on three proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of nine directors to constitute the Company's Board of Directors to serve until the 2022 annual meeting of shareholders and until their successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Vote
Scott L. Downing	4,879,151	611,669	2,010,669
M. Frederick Dwozan, Jr.	4,867,602	623,218	2,010,669
T. Health Fountain	5,407,536	83,284	2,010,669
Terry L. Hester	5,307,293	183,527	2,010,669
Edward P. Loomis, Jr.	5,307,293	183,527	2,010,669
Mark H. Massee	4,762,250	728,570	2,010,669
Meagan M. Mowry	5,390,549	100,271	2,010,669
Matthew D. Reed	5,386,800	104,020	2,010,669
Jonathan W.R. Ross	5,383,013	107,807	2,010,669

Proposal 2. The approval of an advisory "say on pay" resolution supporting the compensation plan for the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
5,302,407	174,278	14,135	2,010,669

Proposal 3. The ratification of the appointment of Mauldin & Jenkins, LLC as the Company's independent registered public accounting firm for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Vote
7,474,729	8,238	18,522	14,135

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 24, 2021	By:	/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice President and Chief Financial Officer